48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 24,662,798,394.32 dollars of Managers AMG Funds in respect to the Meeting of shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 9,912,470,788.36 dollars, which is 40.192% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

MANAGERS AMG

Managers AMG Funds

	Dollars	% of Outstanding Dollars	% of Dollars present
1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:

Bruce B.Bingham

Affirmative	9,768,009,169.15	39.606%	98.543%
Withhold	144,461,619.21	0.586%	1.457%

TOTAL	9,912,470,788.36	40.192%	100.000%

William E. Chapman II

Affirmative	9,758,664,303.61	39.568%	98.448%
Withhold	153,806,484.75	0.624%	1.552%

TOTAL	9,912,470,788.36	40.192%	100.000%

Edward J. Kaier

Affirmative	9,763,510,013.92	39.588%	98.497%
Withhold	148,960,774.44	0.604%	1.503%

TOTAL	9,912,470,788.36	40.192%	100.000%

Steven J. Paggioli

Affirmative	9,765,296,287.70	39.595%	98.515%
Withhold	147,174,500.67	0.597%	1.485%

TOTAL	9,912,470,788.36	40.192%	100.000%

Eric Rakowski

Affirmative	9,758,121,834.28	39.566%	98.443%
Withhold	154,348,954.09	0.626%	1.557%

TOTAL	9,912,470,788.36	40.192%	100.000%

Thomas R. Schneeweis

Affirmative	9,759,655,066.20	39.572%	98.458%
Withhold	152,815,722.16	0.620%	1.542%

TOTAL	9,912,470,788.36	40.192%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

MANAGERS AMG

Managers AMG Funds

	Dollars	% of Outstanding Dollars	% of Dollars Present
Christine C. Carsman

Affirmative	9,762,644,429.27	39.584%	98.489%
Withhold	149,826,359.09	0.608%	1.511%

TOTAL	9,912,470,788.36	40.192%	100.000%

Kurt Keilhacker

Affirmative	9,759,570,863.70	39.572%	98.457%
Withhold	152,899,924.66	0.620%	1.543%

TOTAL	9,912,470,788.36	40.192%	100.000%

Richard F. Powers III

Affirmative	9,750,316,455.39	39.535%	98.364%
Withhold	162,154,332.97	0.657%	1.636%

TOTAL	9,912,470,788.36	40.192%	100.000%

Victoria Sassine

Affirmative	9,749,378,146.46	39.531%	98.355%
Withhold	163,092,641.91	0.661%	1.645%

TOTAL	9,912,470,788.36	40.192%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

MANAGERS AMG

Managers AMG Funds

	Dollars	% of Outstanding Dollars	% of Dollars Present
* TRUST TOTALS:	DOLLARS

RECORD TOTAL:	24,662,798,394.32

DOLLARS VOTED:	9,912,470,788.36

PERCENT PRESENT:	40.192%

Page: 3

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,196,903,171.2050 shares of Managers AMG Funds in respect to the Meeting of Shareholders of said trust to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 472,000,859.6568 shares, which is 39.435% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

MANAGERS AMG

Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:

Bruce B. Bingham

Affirmative	464,625,658.2838	38.819%	98.437%
Withhold	7,375,201.3730	.616%	1.563%

TOTAL	472,000,859.6568	39.435%	100.000%

William E. Chapman II

Affirmative	464,198,406.3698	38.783%	98.347%
withhold	7,802,453.2870	.652%	1.653%

TOTAL	472,000,859.6568	39.435%	100.000%

Edward J. Kaier

Affirmative	464,412,966.6098	38.801%	98.392%
Withhold	7,587,893.0470	.634%	1.608%

TOTAL	472,000,859.6568	39.435%	100.000%

Steven J. Paggioli

Affirmative	464,504,867.2158	38.809%	98.412%
Withhold	7,495,992.4410	.626%	1.588%

TOTAL	472,000,859.6568	39.435%	100.000%

Eric Rakowski

Affirmative	464,169,441.9938	38.781%	98.341%
Withhold	7,831,417.6630	.654%	1.659%

TOTAL	472,000,859.6568	39.435%	100.000%

Thomas R. Schneeweis

Affirmative	464,243,609.7668	38.787%	98.357%
Withhold	7,757,249.8900	.648%	1.643%

TOTAL	472,000,859.6568	39.435%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

MANAGERS AMG

Managers AMG Funds

	No. of Shares	% of Outstanding shares	% of Shares Present
Christine C. Carsman

Affirmative	464,377,671.3968	38.798%	98.385%
Withhold	7,623,188.2600	.637%	1.615%

TOTAL	472,000,859.6568	39.435%	100.000%

Kurt Keilhacker

Affirmative	464,247,959.1338	38.787%	98.357%
Withhold	7,752,900.5230	.648%	1.643%

TOTAL	472,000,859.6568	39.435%	100.000%

Richard F. Powers III

Affirmative	463,829,385.3428	38.752%	98.269%
Withhold	8,171,474.3140	.683%	1.731%

TOTAL	472,000,859.6568	39.435%	100.000%

Victoria Sassine

Affirmative	463,785,962.1698	38.749%	98.260%
Withhold	8,214,897.4870	.686%	1.740%

TOTAL	472,000,859.6568	39.435%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

MANAGERS AMG

Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
* TRUST TOTALS:	SHARES

RECORD TOTAL:	1,196,903,171.2050

SHARES VOTED:	472,000,859.6568

PERCENT PRESENT:	39.435%

Page: 3

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Essex Small/Micro Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 25,295,762.38 dollars of Essex Small/Micro Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 16,636,558.49 dollars, which is 65.768% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Do!lars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior securities

Affirmative	7,565,962.95	29.910%	45.478%
Against	155,520.94	.615%	.935%
Abstain	251,532.78	.994%	1.512%
Brk Non-Vote	8,663,541.82	34.249%	52.075%

TOTAL	16,636,558.49	65.768%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	7,570,792.43	29.929%	45.507%
Against	147,393.37	.583%	.886%
Abstain	254,830.87	1.007%	1.532%
Brk Non-Vote	8,663,541.82	34.249%	52.075%

TOTAL	16,636,558.49	65.768%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	7,566,426.38	29.911%	45.481%
Against	134,474.34	.532%	.808%
Abstain	272,115.95	1.076%	1.636%
Brk Non-Vote	8,663,541.82	34.249%	52.075%

TOTAL	16,636,558.49	65.768%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	7,575,232.41	29.946%	45.534%
Against	132,504.02	.524%	.796%
Abstain	265,280.24	1.049%	1.595%
Brk Non-Vote	8,663,541.82	34.249%	52.075%

TOTAL	16,636,558.49	65.768%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	7,542,516.91	29.817%	45.337%
Against	155,517.89	.615%	.935%
Abstain	274,981.87	1.087%	1.653%
Brk Non-Vote	8,663,541.82	34.249%	52.075%

TOTAL	16,636,558.49	65.768%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

Managers AMG Funds

Essex Small/Micro cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	7,527,544.76	29.757%	45.247%
Against	153,681.91	.608%	.924%
Abstain	291,790.00	1.154%	1.754%
Brk Non-Vote	8,663,541.82	34.249%	52.075%

TOTAL	16,636,558.49	65.768%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	7,579,579.12	29.964%	45.560%
Against	139,668.82	.552%	.840%
Abstain	253,768.73	1.003%	1.525%
Brk Non-Vote	8,663,541.82	34.249%	52.075%

TOTAL	16,636,558.49	65.768%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	7,539,334.48	29.805%	45.318%
Against	182,149.41	.720%	1.095%
Abstain	251,532.78	.994%	1.512%
Brk Non-Vote	8,663,541.82	34.249%	52.075%

TOTAL	16,636,558.49	65.768%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	25,295,762.38

DOLLARS VOTED:	16,636,558.49

PERCENT PRESENT:	65.768%

Page: 3

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Essex Small/Micro Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 25,295,762.38 dollars of Essex Small/Micro Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 16,644,574.11 dollars, which is 65.800% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	7,687,831.72	30.392%	46.188%
Against	136,108.81	0.538%	0.818%
Abstain	256,055.56	1.012%	1.538%
Brk Non-Vote	8,564,578.02	33.858%	51.456%

TOTAL	16,644,574.11	65.800%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	7,584,856.39	29.984%	45.570%
Against	210,622.74	0.833%	1.265%
Abstain	284,516.96	1.125%	1.709%
Brk Non-Vote	8,564,578.02	33.858%	51.456%

TOTAL	16,644,574.11	65.800%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	7,563,269.39	29.899%	45.440%
Against	255,028.86	1.008%	1.532%
Abstain	261,697.84	1.035%	1.572%
Brk Non-Vote	8,564,578.02	33.858%	51.456%

TOTAL	16,644,574.11	65.800%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	25,295,762.38

DOLLARS VOTED:	16,644,574.11

PERCENT PRESENT:	65.800%

Page: 2

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Essex Small/Micro Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 25,295,762.38 dollars of Essex Small/Micro Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 18,095,284.02 dollars, which is 72.606% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2B. TO amend fundamental investment restrictions relating to: Borrowing

Affirmative	12,124,446.84	47.931%	67.003%
Against	272,265.20	1.076%	1.505%
Abstain	273,766.05	1.082%	1.513%
Brk Non-Vote	5,424,805.93	21.446%	29.979%

TOTAL	18,095,284.02	71.535%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	25,295,762.38

DOLLARS VOTED:	18,095,284.02

PERCENT PRESENT:	71.535%

Page: 2

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Essex Small/Micro Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 25,295,762.38 dollars of Essex Small/Micro Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 18,008,364.43 dollars, which is 71.191% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars present
2A. To amend funadmental investment restrictions relating to: Issuance of Senior Securities

Affirmative	11,956,632.18	47.266%	66.395%
Against	280,437.55	1.109%	1.557%
Abstain	291,028.74	1.151%	1.616%
Brk Non-Vote	5,480,265.96	21.665%	30.432%

TOTAL	18,008,364.43	71.191%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	11,977,701.17	47.350%	66.512%
Against	259,368.56	1.025%	1.440%
Abstain	291,028.74	1.151%	1.616%
Brk Non-Vote	5,480,265.96	21,665%	30.432%

TOTAL	18,008,364.43	71.191%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	11,965,924.03	47.303%	66.447%
Against	257,398.24	1.018%	1.429%
Abstain	304,776.20	1.205%	1.692%
Brk Non-Vote	5,480,265.96	21.665%	30.432%

TOTAL	18,008,364.43	71.191%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	11,953,769.31	47.255%	66.379%
Against	280,412.11	1.109%	1.557%
Abstain	293,917.05	1.162%	1.632%
Brk Non-Vote	5,480,265.96	21.665%	30.432%

TOTAL	18,008,364.43	71.191%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

Managers AMG Funds

Essex Small/Micro cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	11,926,408.73	47.147%	66.227%
Against	270,381.39	1.069%	1.501%
Abstain	331,308.35	1.310%	1.840%
Brk Non-Vote	5,480,265.96	21.665%	30.432%

TOTAL	18,008,364.43	71.191%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification Investments

Affirmative	11,978,465.48	47.354%	66.516%
Against	251,285.77	.993%	1.395%
Abstain	298,347.22	1.179%	1.657%
Brk Non-Vote	5,480,265.96	21.665%	30.432%

TOTAL	18,008,364.43	71.191%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	11,958,804.01	47.275%	66.407%
Against	278,265.72	1.100%	1.545%
Abstain	291,028.74	1.151%	1.616%
Brk Non-Vote	5,480,265.96	21.665%	30.432%

TOTAL	18,008,364.43	71.191%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	25,295,762.38

DOLLARS VOTED:	18,008,364.43

PERCENT PRESENT:	71.191%

Page: 3

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Essex Small/Micro cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 25,295,762.38 dollars of Essex Small/Micro Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., inc. has tabulated 18,363,367.49 dollars, which is 72.595% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

September 27, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	12,425,681.91	49.122%	67.665%
Against	313,202.11	1.238%	1.706%
Abstain	325,889.97	1.288%	1.775%
Brk Non-Vote	5,298,593.50	20.947%	28.854%

TOTAL	18,363,367.49	72.595%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	12,448,362.98	49.211%	67.789%
Against	307,783.73	1.217%	1.676%
Abstain	308,627.28	1.220%	1.681%
Brk Non-Vote	5,298,593.50	20.947%	28.854%

TOTAL	18,363,367.49	72.595%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	12,443,996.93	49.194%	67.765%
Against	294,887.09	1.166%	1.606%
Abstain	325,889.97	1.288%	1.775%
Brk Non-Vote	5,298,593.50	20.947%	28.854%

TOTAL	18,363,367.49	72.595%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	12,432,219.79	49.147%	67.701%
Against	292,916.77	1.158%	1.595%
Abstain	339,637.43	1.343%	1.850%
Brk Non-Vote	5,298,593.50	20.947%	28.854%

TOTAL	18,363,367.49	72.595%	100.000%

2E. To amend fundamental investment restrictions relating to: purchasing And Selling Commodities

Affirmative	12,422,819.03	49.110%	67.651%
Against	313,176.68	1.238%	1.705%
Abstain	328,778.28	1.300%	1.790%
Brk Non-Vote	5,298,593.50	20.947%	28.854%

TOTAL	18,363,367.49	72.595%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

September 27, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	12,410,870.77	49.063%	67.585%
Against	287,733.64	1.137%	1.567%
Abstain	366,169.58	1.448%	1.994%
Brk Non-Vote	5,298,593.50	20.947%	28.854%

TOTAL	18,363,367.49	72.595%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of Investments

Affirmative	12,444,761.24	49.197%	67.769%
Against	286,804.30	1.134%	1.562%
Abstain	333,208.45	1.317%	1.815%
Brk Non-Vote	5,298,593.50	20.947%	28.854%

TOTAL	18,363,367.49	72.595%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	12,427,853.74	49.130%	67.677%
Against	311,030.28	1.230%	1.694%
Abstain	325,889.97	1.288%	1.775%
Brk Non-Vote	5,298,593.50	20.947%	28.854%

TOTAL	18,363,367.49	72.595%	100.000%

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SHAREHOLDER RESPONSE SUMMARY REPORT

September 27, 2013

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	25,295,762.38

DOLLARS VOTED:	18,363,367.49

PERCENT PRESENT:	72.595%

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